UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-09397

                                      The Gabelli Utilities Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                           Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utilities Fund Annual Report — December 31, 2014	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2014, the net asset value (“NAV”) per Class AAA Share of The Gabelli Utilities Fund increased 8.9% compared with an increase of 29.0% for the Standard & Poor’s (“S&P”) 500 Utilities Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Performance Discussion (Unaudited)

Utility stocks were among the best performers in 2014, with the S&P 500 Utilities Index returning 29%, including a fourth quarter return of 12%. We attribute the performance of the utilities sector to low interest rates, strong fundamentals, and ongoing consolidation.

These economically conducive conditions were aided by an extremely cold Northeast and Midwest winter. The second quarter of 2014 saw consolidation continue at a deliberate pace and utility financial engineering activity dramatically increase. Given the significant investment opportunities, utilities and private equity saw more creativity in lowering the cost of capital through mergers, the formation of master limited partnerships (MLPs), business unit IPO’s, and asset sales.

The third quarter saw utility stocks continue to benefit from strong fundamentals, low rates, and corporate restructuring. Utility valuation multiples were, and remained, reasonable. The utility sector is in the midst of an investment cycle, primarily driven to address climate change and move shale gas to population centers. Over the past few years, political and public support of investment, combined with the low cost of natural gas, has allowed for an increasingly constructive regulatory environment, which includes numerous adjustments and mechanisms to address infrastructure investment, as well as rate design changes to address efficiency and distributed generation. The utility investment model (rate base/rate of return) continued to attract large private equity investors, infrastructure funds, and larger utilities.

For several decades, utility companies have acquired other utilities and utility assets for the sake of gaining economies of scale and efficiency. The same forces that resulted in more than one hundred utility takeover announcements over the past two decades remain in place, and new forces have come into play that continue to drive this long term trend. Climate change and environmental policy have pressured marginal players. The electric and gas utility sector remains fragmented, with roughly sixty electric utilities and thirty gas utilities. This is fifty more than we need from the standpoint of economic efficiency.

Our investments in regulated companies have been primarily, though not exclusively, focused on fundamentally sound, reasonably priced, mid cap and small cap utilities that are likely acquisition targets for large utilities seeking increased bulk. We prefer utilities that operate in more constructive regulatory environments, possess lower carbon footprints, and/or access to strategic geographies. We favor utilities with pending transmission line developments, and we focus on natural gas pipelines and storage operators as a way to take advantage of the growing demand for natural gas in the U.S.

Some of our better performing stocks included NextEra Energy Inc. (3.4% of net assets as of December 31, 2014), an electric power company servicing 26 states in the U.S. and four provinces in Canada. NextEra also purchases electric power for resale to its customers and provides risk management services related to power and gas consumption; Edison International (2.2%), a public utility primarily engaged in electric power generation and distribution, and invests in energy services and technologies, including renewable energy; and American Electric Power Co. Inc. (1.9%), a utility holding company with major business segments including regulated utility operations, power generation, and an energy transmission network.

Some weaker performing investments were General Electric Co. (1.4%), a diversified technology and financial services company. GE’s products and services range from aircraft engines, power generation, water processing, and household appliances to medical imaging, business and consumer financing and industrial products; CONSOL Energy Inc. (1.2%), a producer of coal and natural gas for global energy and raw material markets, which include the electric power generation industry and the steelmaking industry; and The AES Corp. (1.5%), a diversified power generation and utility company with operations in the U.S., Mexico, and Central America.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 20, 2015

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (8/31/99)
Class AAA (GABUX)	8.89%	10.74%	8.22%	8.25%
S&P 500 Utilities Index	28.98	13.34	9.63	6.74
S&P 500 Index	13.69	15.45	7.67	4.90
Lipper Utility Fund Average	17.25	13.48	9.84	6.98
Class A (GAUAX)	8.99	10.77	8.25	8.29
With sales charge (b)	2.73	9.46	7.61	7.87
Class C (GAUCX)	8.05	9.94	7.43	7.64
With contingent deferred sales charge (c)	7.05	9.94	7.43	7.64
Class I (GAUIX)	9.26	11.03	8.40	8.37

In the current prospectuses dated April 30, 2014, the expense ratios for Class AAA, A, C, and I Shares are 1.37%, 1.37%, 2.12%, and 1.12%, respectively. See page 13 for the expense ratios for the year ended December 31, 2014. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to December 31, 2002. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The value of utility stocks generally changes as long term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Utilities Fund Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2014 through December 31, 2014	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2014.

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Utilities Fund
Actual Fund Return
Class AAA	$1,000.00	$ 995.90	1.36%	$ 6.84
Class A	$1,000.00	$ 997.80	1.36%	$ 6.85
Class C	$1,000.00	$ 992.90	2.11%	$10.60
Class I	$1,000.00	$ 997.90	1.11%	$ 5.59
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.35	1.36%	$ 6.92
Class A	$1,000.00	$1,018.35	1.36%	$ 6.92
Class C	$1,000.00	$1,014.57	2.11%	$10.71
Class I	$1,000.00	$1,019.61	1.11%	$ 5.65

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2014:

The Gabelli Utilities Fund

Energy and Utilities	64.6%
Communications	20.6%
U.S. Government Obligations	8.5%
Other	6.7%
Other Assets and Liabilities (Net)	(0.4)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utilities Fund

Schedule of Investments — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 91.7%
	ENERGY AND UTILITIES — 64.4%
	Alternative Energy — 0.2%
300,000	Algonquin Power & Utilities Corp.	$1,697,308	$2,489,241
80,000	Algonquin Power & Utilities Corp.(a)	452,615	663,797
36,000	NextEra Energy Partners LP	917,789	1,215,000
26,000	Ormat Industries Ltd.	196,547	178,977
65,000	Ormat Technologies Inc.	1,685,559	1,766,700

		4,949,818	6,313,715

	Electric Integrated — 34.0%
343,000	ALLETE Inc.	12,552,203	18,913,020
100,000	Alliant Energy Corp.	3,410,794	6,642,000
710,000	Ameren Corp.	22,442,909	32,752,300
20,000	American DG Energy Inc.†	32,051	12,000
1,050,000	American Electric Power Co. Inc.	40,708,080	63,756,000
7,000	Atlantic Power Corp.†	112,389	18,979
304,000	Avista Corp.	7,558,445	10,746,400
800,000	Black Hills Corp.	23,092,364	42,432,000
16,000	Calpine Corp.†	309,022	354,080
948,000	Cleco Corp.	50,907,559	51,703,920
60,000	CMS Energy Corp.	402,675	2,085,000
240,000	Dominion Resources Inc.	10,106,393	18,456,000
5,000	DTE Energy Co.	196,215	431,850
485,000	Duke Energy Corp.	25,372,849	40,516,900
1,160,000	Edison International	41,515,838	75,956,800
820,000	El Paso Electric Co.	18,336,230	32,849,200
1,400	Entergy Corp.	96,612	122,472
935,000	Exelon Corp.	33,503,506	34,669,800
625,000	FirstEnergy Corp.	20,157,550	24,368,750
115,000	Fortis Inc.	3,606,944	3,856,430
1,540,000	Great Plains Energy Inc.	32,265,969	43,751,400
1,130,000	Hawaiian Electric Industries Inc.	27,552,725	37,832,400
42,000	IDACORP Inc.	1,703,782	2,779,980
500,000	Integrys Energy Group Inc.	28,707,061	38,925,000
108,000	ITC Holdings Corp.	2,988,402	4,366,440
341,000	MGE Energy Inc.	7,406,563	15,553,010
1,084,500	NextEra Energy Inc.	55,334,845	115,271,505
260,000	NiSource Inc.	5,946,797	11,029,200
768,000	NorthWestern Corp.	22,226,782	43,453,440
805,000	OGE Energy Corp.	13,941,592	28,561,400
820,000	Otter Tail Corp.	20,397,284	25,387,200
153,000	Pepco Holdings Inc.	3,146,273	4,120,290
120,000	PG&E Corp.	4,272,684	6,388,800
355,000	Pinnacle West Capital Corp.	14,784,308	24,250,050
1,672,663	PNM Resources Inc.	21,460,270	49,561,005
580,000	PPL Corp.	19,199,974	21,071,400
200,000	Public Service Enterprise Group Inc.	5,794,479	8,282,000

Shares		Cost	Market Value
685,000	SCANA Corp.	$27,347,922	$41,374,000
1,074,000	TECO Energy Inc.	19,032,765	22,006,260
440,000	The Empire District Electric Co.	9,073,206	13,085,600
560,000	The Southern Co.	20,965,192	27,501,600
39,000	Unitil Corp.	970,325	1,430,130
535,000	Vectren Corp.	14,946,781	24,733,050
980,000	Westar Energy Inc.	23,537,816	40,415,200
712,000	Wisconsin Energy Corp.	17,733,796	37,550,880
390,000	Xcel Energy Inc.	8,554,883	14,008,800

		743,713,104	1,163,333,941

	Electric Transmission and Distribution — 2.9%
500,000	Consolidated Edison Inc.	24,970,114	33,005,000
1,065,000	Northeast Utilities	25,680,464	56,998,800
240,000	UIL Holdings Corp.	9,163,095	10,449,600

		59,813,673	100,453,400

	Global Utilities — 2.5%
11,000	AES Tiete SA, Preference	154,630	74,983
32,000	Chubu Electric Power Co. Inc.†	569,135	378,961
35,000	E.ON SE	898,724	601,185
12,004	EDF SA	268,995	331,544
5,000	EDP - Energias de Portugal SA, ADR	134,159	194,225
200,000	Electric Power Development Co. Ltd.	4,991,198	6,812,490
10,000	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference	32,332	32,578
190,000	Emera Inc.	4,704,398	6,319,160
35,000	Enagas SA	916,226	1,108,983
210,000	Endesa SA	5,408,752	4,205,540
260,000	Enel SpA	1,403,049	1,162,813
2,000	EuroSite Power Inc.†	1,300	980
500,000	Hera SpA	1,056,604	1,176,777
70,000	Hokkaido Electric Power Co. Inc.†	1,136,251	562,782
40,000	Hokuriku Electric Power Co.	661,406	514,276
185,000	Huaneng Power International Inc., ADR	4,990,614	10,021,450
67,000	Iberdrola SA, ADR	2,265,921	1,802,635
50,192	Iberdrola SA, London†	617,879	339,108
210,752	Iberdrola SA, Madrid	1,451,656	1,427,353
405,000	Korea Electric Power Corp., ADR†	5,392,840	7,840,800
100,000	Kyushu Electric Power Co. Inc.†	1,462,973	1,010,185
17,000	National Grid plc, ADR	768,389	1,201,220
3,000	Niko Resources Ltd.†	7,897	671
6,000	Noble Energy Inc.	280,577	284,580
98,000	Red Electrica Corporacion SA	4,640,856	8,681,623

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued) ENERGY AND UTILITIES (Continued) Global Utilities (Continued)

32,000	Shikoku Electric Power Co. Inc.†	$578,871	$391,384
2,000	Snam SpA	8,967	9,922
215,000	Statoil ASA	5,215,077	3,784,785
2,300,000	Talisman Energy Inc.	24,212,784	18,009,000
28,000	The Chugoku Electric Power Co. Inc.	509,466	369,344
340,000	The Kansai Electric Power Co. Inc.†	5,015,182	3,258,641
55,000	The Tokyo Electric Power Co. Inc.†	208,402	225,914
180,000	Tohoku Electric Power Co. Inc.	3,007,544	2,112,874

		82,973,054	84,248,766

	Merchant Energy — 1.7%
40,000	GenOn Energy Inc. - Old, Escrow†	0	0
15,000	GenOn Energy Inc., Escrow†	0	0
214,000	NRG Energy Inc.	5,115,605	5,767,300
3,718,609	The AES Corp.	43,601,309	51,205,246

		48,716,914	56,972,546

	Natural Gas Integrated — 11.1%
55,000	Apache Corp.	4,844,332	3,446,850
15,000	Atlas Energy LP	390,239	467,250
67,000	Devon Energy Corp.	4,076,918	4,101,070
2,000	Diamondback Energy Inc.†	114,020	119,560
21,000	Energen Corp.	271,496	1,338,960
1,350,000	Energy Transfer Equity LP	17,465,078	77,463,000
22,094	Energy Transfer Partners LP	1,214,964	1,436,110
150,000	Hess Corp.	8,975,826	11,073,000
760,000	Kinder Morgan Inc.	21,561,127	32,155,600
2,268,000	National Fuel Gas Co.	117,198,897	157,694,040
505,352	Northwest Natural Gas Co.	22,769,236	25,217,065
566,000	ONEOK Inc.	8,348,857	28,181,140
605,000	Spectra Energy Corp.	13,340,308	21,961,500
375,000	UGI Corp.	8,034,903	14,242,500

		228,606,201	378,897,645

	Natural Gas Utilities — 5.1%
126,000	AGL Resources Inc.	4,911,976	6,868,260
90,000	Atmos Energy Corp.	2,483,661	5,016,600
90,000	CenterPoint Energy Inc.	1,721,723	2,108,700
58,500	Chesapeake Utilities Corp.	1,146,091	2,905,110
1,200,000	CONSOL Energy Inc.	45,408,536	40,572,000
325,032	Corning Natural Gas Holding Co.(b)	3,701,652	6,679,408
166,018	Delta Natural Gas Co. Inc.	2,516,138	3,527,882

Shares		Cost	Market Value
55,000	Gulf Coast Ultra Deep Royalty Trust†	$96,248	$69,850
7,000	New Jersey Resources Corp.	328,068	428,400
145,000	ONE Gas Inc.	1,192,599	5,976,900
72,000	Piedmont Natural Gas Co. Inc.	1,793,795	2,837,520
48,000	Questar Corp.	853,212	1,213,440
44,000	RGC Resources Inc.	701,712	968,000
70,000	South Jersey Industries Inc.	1,982,945	4,125,100
1,155,000	Southwest Gas Corp.	37,071,948	71,390,550
268,000	The Laclede Group Inc.	9,314,376	14,257,600
96,000	WGL Holdings Inc.	3,858,643	5,243,520

		119,083,323	174,188,840

	Natural Resources — 1.9%
14,000	Alliance Holdings GP LP	276,626	853,860
75,000	Anadarko Petroleum Corp.	5,545,217	6,187,500
365,000	BP plc, ADR	16,158,133	13,913,800
8,400	California Resources Corp.†	64,609	46,284
475,000	Cameco Corp.	10,096,228	7,794,750
10,000	Compania de Minas Buenaventura SA, ADR	112,725	95,600
740,000	Mueller Industries Inc.	16,350,784	25,263,600
21,000	Occidental Petroleum Corp.	1,550,623	1,692,810
925,804	Peabody Energy Corp.	16,474,798	7,165,723
270,000	Tullow Oil plc	4,572,217	1,741,786
10,000	Ultra Petroleum Corp.†	196,501	131,600
7,000	Unit Corp.†	383,539	238,700

		71,782,000	65,126,013

	Services — 1.0%
300,000	ABB Ltd., ADR	4,539,462	6,345,000
20,000	Areva SA†	617,237	220,593
20,000	Halliburton Co.	644,089	786,600
35,000	MDU Resources Group Inc.	760,550	822,500
59,000	Patterson-UTI Energy Inc.	910,845	978,810
100,000	Rowan Companies plc, Cl. A	3,474,109	2,332,000
12,000	Tenaris SA, ADR	277,440	362,520
1,950,000	Weatherford International plc†	28,402,985	22,327,500

		39,626,717	34,175,523

	Water — 1.9%
8,000	American States Water Co.	110,252	301,280
122,000	American Water Works Co. Inc.	2,966,189	6,502,600
570,000	Aqua America Inc.	9,613,445	15,219,000
5,000	California Water Service Group	90,622	123,050
10,500	Connecticut Water Service Inc.	264,790	381,045
16,000	Consolidated Water Co. Ltd.	193,044	170,880
20,000	Middlesex Water Co.	356,954	461,200

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Water (Continued)
990,000	Severn Trent plc	$26,797,904	$30,952,920
291,034	SJW Corp.	7,265,287	9,348,012
89,000	The York Water Co.	1,239,521	2,065,690
44,000	United Utilities Group plc, ADR	1,185,493	1,247,268

		50,083,501	66,772,945

	Diversified Industrial — 2.0%
33,000	AZZ Inc.	1,353,394	1,548,360
85,000	Dresser-Rand Group Inc.†	6,108,475	6,953,000
1,840,000	General Electric Co.	34,814,763	46,496,800
360,000	Mueller Water Products Inc., Cl. A	1,974,640	3,686,400
22,500	Park-Ohio Holdings Corp.	439,474	1,418,175
235,000	Tyco International plc	6,341,902	10,307,100

		51,032,648	70,409,835

	Environmental Services — 0.1%
20,000	Covanta Holding Corp.	353,297	440,200
91,991	Veolia Environnement SA	1,406,990	1,642,438

		1,760,287	2,082,638

	TOTAL ENERGY AND UTILITIES	1,502,141,240	2,202,975,807

	COMMUNICATIONS — 20.6%
	Cable and Satellite — 8.0%
2,620,500	Cablevision Systems Corp., Cl. A	38,334,418	54,087,120
42,000	Charter Communications Inc., Cl. A†	2,216,339	6,998,040
25,000	Cogeco Cable Inc.	684,204	1,541,573
70,000	Cogeco Inc.	1,589,491	3,681,356
76,000	Comcast Corp., Cl. A	1,633,462	4,408,760
750,000	Comcast Corp., Cl. A, Special	16,688,474	43,173,750
136,400	DIRECTV†	11,621,757	11,825,880
618,000	DISH Network Corp., Cl. A†	12,461,319	45,046,020
336,000	EchoStar Corp., Cl. A†	7,067,463	17,640,000
181,128	Liberty Global plc, Cl. A†	2,737,627	9,093,531
194,520	Liberty Global plc, Cl. C†	3,232,357	9,397,261
90,000	Rogers Communications Inc., Cl. B	2,426,676	3,497,400
12,000	Shaw Communications Inc., Cl. B	148,195	323,880
2,300,000	Sky Deutschland AG†	19,759,671	18,702,581
2,000,000	Sky plc	22,215,108	28,023,682
97,000	Time Warner Cable Inc.	6,140,342	14,749,820
50,000	Tokyo Broadcasting System Holdings Inc.	683,652	592,753

		149,640,555	272,783,407

Shares		Cost	Market Value

	Computer Services Software and Systems — 0.0%
330,026	Internap Corp.†	$2,153,495	$2,627,007

	Telecommunications — 10.1%
840,000	AT&T Inc.	24,107,721	28,215,600
135,000	Atlantic Tele-Network Inc.	5,662,386	9,124,650
640,000	BCE Inc., New York	19,121,133	29,350,400
11,793	BCE Inc., Toronto	512,627	540,825
160,000	Belgacom SA	5,203,394	5,827,616
37,266,300	Cable & Wireless Communications plc	26,314,778	28,832,583
300,000	CenturyLink Inc.	9,516,866	11,874,000
4,000,000	Cincinnati Bell Inc.†	13,454,062	12,760,000
35,000	Deutsche Telekom AG	428,748	561,162
790,000	Deutsche Telekom AG, ADR	11,065,644	12,553,100
360,000	Global Telecom Holding, GDR†	1,464,194	1,026,000
1,300,000	Jazztel plc†	20,321,636	19,742,017
1,440,000	Koninklijke KPN NV	4,192,069	4,579,228
18,000	Koninklijke KPN NV, ADR	80,480	55,800
540,676	Level 3 Communications Inc.†	16,630,078	26,698,581
110,000	Loral Space & Communications Inc.†	4,503,163	8,658,100
2,200	Mobistar SA†	33,392	52,191
153,000	Nippon Telegraph & Telephone Corp.	7,575,368	7,933,570
330,000	Orascom Telecom Media and Technology Holding SAE, GDR†(a)	534,301	287,100
75,877	Philippine Long Distance Telephone Co., ADR	4,184,730	4,802,255
320,000	Portugal Telecom SGPS SA	1,783,105	334,555
420,000	Portugal Telecom SGPS SA, ADR	1,908,059	445,200
2,000	PT Indosat Tbk†	1,061	654
1,000	Shenandoah Telecommunications Co.	15,867	31,250
2,300,000	Singapore Telecommunications Ltd.	5,695,042	6,771,600
800,000	Sprint Corp.†	4,679,649	3,320,000
124,000	Swisscom AG, ADR	4,615,729	6,503,180
8,000	Tele2 AB, Cl. B	141,042	97,440
180,000	Telecom Italia SpA, ADR†	2,353,655	1,897,200
232,500	Telefonica Brasil SA, ADR	4,193,042	4,110,600
53,000	Telefonica Deutschland Holding AG	280,618	283,082
570,000	Telefonica SA, ADR	10,659,898	8,099,700
1,050,000	Telekom Austria AG	8,853,718	7,012,197
455,000	Telenet Group Holding NV†	20,723,410	25,565,912
552,000	Telephone & Data Systems Inc.	15,074,417	13,938,000

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications (Continued)
35,200	Telio Holding ASA	$257,885	$200,725
1,070,000	Verizon Communications Inc.	38,870,615	50,054,600
600,000	VimpelCom Ltd., ADR	7,582,376	2,505,000

		302,595,958	344,645,673

	Wireless Communications — 2.5%
60,000	America Movil SAB de CV, Cl. L, ADR	1,015,391	1,330,800
70,000	China Mobile Ltd., ADR	2,817,689	4,117,400
60,000	China Unicom Hong Kong Ltd., ADR	803,047	807,000
200	Hutchison Telecommuni- cations Hong Kong Holdings Ltd.	19	85
91,000	Millicom International Cellular SA	8,297,572	6,814,080
248,000	Millicom International Cellular SA, SDR	20,160,095	18,531,085
6,500	Mobile TeleSystems OJSC, ADR	86,498	46,670
300,000	NII Holdings Inc.†	338,499	5,550
465,000	NTT DoCoMo Inc.	7,286,947	6,863,583
140,000	SK Telecom Co. Ltd., ADR	2,493,493	3,781,400
400	SmarTone Telecommunications Holdings Ltd.	207	671
34,012	Tim Participacoes SA, ADR	742,668	755,407
480,000	Turkcell Iletisim Hizmetleri A/S, ADR†	6,977,309	7,257,600
362,000	United States Cellular Corp.†	16,203,716	14,418,460
600,000	Vodafone Group plc, ADR	26,343,513	20,502,000

		93,566,663	85,231,791

	TOTAL COMMUNICATIONS	547,956,671	705,287,878

	OTHER — 6.7%

	Aerospace — 1.1%
320,000	Exelis Inc.	4,288,237	5,609,600
2,300,000	Rolls-Royce Holdings plc	20,251,701	31,187,646

		24,539,938	36,797,246

	Aviation: Parts and Services — 0.1%
34,000	Curtiss-Wright Corp.	1,041,613	2,400,060

	Building and Construction — 0.0%
15,000	Acciona SA†	1,752,552	1,020,075

	Business Services — 0.5%
1,400,015	Clear Channel Outdoor Holdings Inc., Cl. A	7,188,886	14,826,159
40,000	Macquarie Infrastructure Co. LLC	851,344	2,843,600

Shares		Cost	Market Value
10,000	McGrath RentCorp.	$287,814	$358,600
17,777	Vectrus Inc.†	322,757	487,090

		8,650,801	18,515,449

	Computer Software and Services — 0.1%
820,000	EarthLink Holdings Corp.	4,297,711	3,599,800

	Consumer Services — 0.0%
25,000	The ADT Corp.	829,859	905,750

	Diversified Industrial — 0.3%
1,000	Alstom SA†	31,457	32,502
27,000	Bouygues SA	894,260	979,490
20,000	Donaldson Co. Inc.	671,060	772,600
120,000	ITT Corp.	2,528,447	4,855,200
15,000	Raven Industries Inc.	372,501	375,000
15,000	Svenska Cellulosa AB, Cl. A	254,598	325,186
150,000	Twin Disc Inc.	4,056,564	2,979,000

		8,808,887	10,318,978

	Electronics — 0.8%
240,000	Corning Inc.	2,844,142	5,503,200
870,000	Sony Corp., ADR	16,621,690	17,808,900
50,000	Texas Instruments Inc.	1,533,470	2,673,250

		20,999,302	25,985,350

	Entertainment — 1.6%
610,000	Grupo Televisa SAB, ADR	15,084,887	20,776,600
1,410,000	Vivendi SA	33,793,334	35,300,759

		48,878,221	56,077,359

	Financial Services — 0.3%
171,000	Kinnevik Investment AB, Cl. A	3,706,481	5,681,318
80,000	Kinnevik Investment AB, Cl. B	2,553,286	2,619,956
25,000	W. R. Berkley Corp.	950,184	1,281,500

		7,209,951	9,582,774

	Health Care — 0.0%
12,000	Tsumura & Co.	261,956	268,192

	Machinery — 0.8%
100,007	Astec Industries Inc.	3,541,332	3,931,275
1,000	Flowserve Corp.	38,156	59,830
86,528	The Gorman-Rupp Co.	2,038,246	2,779,279
500,000	Xylem Inc.	14,004,416	19,035,000

		19,622,150	25,805,384

	Metals and Mining — 0.4%
372,000	Freeport-McMoRan Inc.	11,227,319	8,689,920
51,600	Haynes International Inc.	2,569,055	2,502,600
55,000	Materion Corp.	1,421,445	1,937,650
17,000	Vulcan Materials Co.	797,880	1,117,410

		16,015,699	14,247,580

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Transportation — 0.7%
388,000	GATX Corp.	$11,694,631	$22,325,520
30,014	Providence and Worcester Railroad Co.	443,758	555,409

		12,138,389	22,880,929

	TOTAL OTHER	175,047,029	228,404,926

	TOTAL COMMON STOCKS	2,225,144,940	3,136,668,611

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	COMMUNICATIONS —0.0%
	Telecommunications — 0.0%
21,000	Cincinnati Bell Inc., 6.750%, Ser. B	695,010	1,034,040

	WARRANTS — 0.2%
	ENERGY AND UTILITIES — 0.2%
	Natural Gas Integrated — 0.2%
1,385,000	Kinder Morgan Inc., expire 05/25/17†	2,333,119	5,900,100

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
80,000	Bharti Airtel Ltd., expire 08/04/16†(a)	381,976	447,563

	TOTAL WARRANTS	2,715,095	6,347,663

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 8.5%
$289,742,000	U.S. Treasury Bills, 0.020% to 0.130%††, 01/02/15 to 07/02/15	$289,692,716	$289,703,130

	TOTAL INVESTMENTS — 100.4%	$2,518,247,761	3,433,753,444

	Other Assets and Liabilities (Net) — (0.4)%		(14,730,048)

	NET ASSETS — 100.0%		$3,419,023,396

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of Rule 144A securities amounted to $1,398,460 or 0.04% of net assets.
(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $2,514,546,109)	$3,427,074,036
Investments in affiliates, at value (cost $3,701,652)	6,679,408
Foreign currency, at value (cost $75)	77
Receivable for Fund shares sold	6,258,010
Receivable for investments sold	32,327
Dividends receivable	6,412,439
Prepaid expenses	121,953

Total Assets	3,446,578,250

Liabilities:
Payable to custodian	7,548
Payable for investments purchased	15,324,713
Payable for Fund shares redeemed	7,194,147
Payable for investment advisory fees	2,900,048
Payable for distribution fees	1,378,734
Payable for accounting fees	11,250
Other accrued expenses	738,414

Total Liabilities	27,554,854

Net Assets (applicable to 699,752,527 shares outstanding)	$3,419,023,396

Net Assets Consist of:
Paid-in capital	$2,516,731,731
Undistributed net investment income	4,452,566
Distributions in excess of net realized gain on investments and foreign currency transactions	(17,602,405)
Net unrealized appreciation on investments	915,505,683
Net unrealized depreciation on foreign currency translations	(64,179)

Net Assets	$3,419,023,396

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($820,328,066 ÷ 156,104,818 shares outstanding)	$5.25

Class A:
Net Asset Value and redemption price per share ($1,231,349,084 ÷ 231,587,601 shares outstanding)	$5.32

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$5.64

Class C:
Net Asset Value and offering price per share ($1,111,695,004 ÷ 264,718,861 shares outstanding)	$4.20 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($255,651,242 ÷ 47,341,247 shares outstanding)	$5.40

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends - Unaffiliated (net of foreign withholding taxes of $1,467,889)	$98,903,915
Dividends - Affiliated	175,517
Interest	234,378

Total Investment Income	99,313,810

Expenses:
Investment advisory fees	33,119,721
Distribution fees - Class AAA	2,004,635
Distribution fees - Class A	2,983,080
Distribution fees - Class C	10,991,073
Shareholder services fees	2,230,784
Shareholder communications expenses	412,612
Custodian fees	348,623
Registration expenses	261,652
Trustees’ fees	137,000
Legal and audit fees	61,876
Accounting fees	45,000
Interest expense	644
Miscellaneous expenses	154,984

Total Expenses	52,751,684

Net Investment Income	46,562,126

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	34,257,941
Net realized loss on foreign currency transactions	(185,157)

Net realized gain on investments and foreign currency transactions	34,072,784

Net change in unrealized appreciation/depreciation:
on investments	191,998,091
on foreign currency translations	(106,608)

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	191,891,483

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	225,964,267

Net Increase in Net Assets Resulting from Operations	$272,526,393

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$46,562,126	$38,689,274
Net realized gain on investments and foreign currency transactions	34,072,784	57,058,387
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	191,891,483	413,573,843

Net Increase in Net Assets Resulting from Operations	272,526,393	509,321,504

Distributions to Shareholders:
Net investment income
Class AAA	(10,010,261)	(8,066,873)
Class A	(14,723,154)	(12,291,916)
Class B*	—	(59)
Class C	(16,760,627)	(13,783,171)
Class I	(2,685,886)	(2,025,070)

	(44,179,928)	(36,167,089)

Net realized gain
Class AAA	(8,049,038)	(12,704,341)
Class A	(11,838,575)	(19,358,269)
Class B*	—	(94)
Class C	(13,476,863)	(21,706,812)
Class I	(2,159,664)	(3,189,238)

	(35,524,140)	(56,958,754)

Return of capital
Class AAA	(105,610,805)	(79,500,225)
Class A	(155,333,037)	(121,138,657)
Class B*	—	(586)
Class C	(176,828,893)	(135,835,188)
Class I	(28,336,788)	(19,957,366)

	(466,109,523)	(356,432,022)

Total Distributions to Shareholders	(545,813,591)	(449,557,865)

Shares of Beneficial Interest Transactions:
Class AAA	137,689,091	126,795,478
Class A	202,230,814	144,034,758
Class B*	—	(17,473)
Class C	196,796,662	158,613,933
Class I	90,300,102	12,092,066

Net Increase in Net Assets from Shares of Beneficial Interest Transactions	627,016,669	441,518,762

Redemption Fees	34,190	9,740

Net Increase in Net Assets	353,763,661	501,292,141
Net Assets:
Beginning of year	3,065,259,735	2,563,967,594

End of year (including undistributed net investment income of $4,452,566 and $4,442,257, respectively)	$3,419,023,396	$3,065,259,735

*	Class B Shares were fully redeemed and closed on April 25, 2013.

See accompanying notes to financial statements.

The Gabelli Utilities

Fund Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses	Portfolio Turnover Rate
Class AAA
2014	$5.62	$0.09	$0.38	$0.47	$(0.07)	$(0.05)	$(0.72)	$(0.84)	$0.00	$5.25	8.9%	$820,328	1.64%	1.36%	9%
2013	5.43	0.09	0.94	1.03	(0.07)	(0.10)	(0.67)	(0.84)	0.00	5.62	20.2	738,742	1.60	1.37	11
2012	6.03	0.08	0.16	0.24	(0.05)	(0.10)	(0.69)	(0.84)	0.00	5.43	4.3	590,457	1.36	1.39	15
2011	6.38	0.08	0.41	0.49	(0.06)	(0.01)	(0.77)	(0.84)	0.00	6.03	8.0	686,609	1.32	1.40	22
2010	6.46	0.11	0.65	0.76	(0.11)	—	(0.73)	(0.84)	0.00	6.38	13.0	396,063	1.73	1.43	19
Class A
2014	$5.68	$0.09	$0.39	$0.48	$(0.07)	$(0.05)	$(0.72)	$(0.84)	$0.00	$5.32	9.0%	$1,231,349	1.64%	1.36%	9%
2013	5.48	0.09	0.95	1.04	(0.07)	(0.10)	(0.67)	(0.84)	0.00	5.68	20.2	1,109,532	1.60	1.37	11
2012	6.08	0.08	0.16	0.24	(0.05)	(0.10)	(0.69)	(0.84)	0.00	5.48	4.3	931,577	1.37	1.39	15
2011	6.42	0.08	0.42	0.50	(0.06)	(0.01)	(0.77)	(0.84)	0.00	6.08	8.2	936,899	1.32	1.40	22
2010	6.50	0.11	0.65	0.76	(0.11)	—	(0.73)	(0.84)	0.00	6.42	12.9	527,981	1.73	1.43	19
Class C
2014	$4.69	$0.04	$0.31	$0.35	$(0.07)	$(0.05)	$(0.72)	$(0.84)	$0.00	$4.20	8.1%	$1,111,695	0.89%	2.11%	9%
2013	4.68	0.04	0.81	0.85	(0.07)	(0.10)	(0.67)	(0.84)	0.00	4.69	19.5	1,037,073	0.85	2.12	11
2012	5.35	0.03	0.14	0.17	(0.05)	(0.10)	(0.69)	(0.84)	0.00	4.68	3.5	880,503	0.62	2.14	15
2011	5.79	0.03	0.37	0.40	(0.06)	(0.01)	(0.77)	(0.84)	0.00	5.35	7.3	901,840	0.57	2.15	22
2010	5.98	0.06	0.59	0.65	(0.11)	—	(0.73)	(0.84)	0.00	5.79	12.1	544,110	0.98	2.18	19
Class I
2014	$5.74	$0.10	$0.40	$0.50	$(0.07)	$(0.05)	$(0.72)	$(0.84)	$0.00	$5.40	9.3%	$255,651	1.86%	1.11%	9%
2013	5.52	0.11	0.95	1.06	(0.07)	(0.10)	(0.67)	(0.84)	0.00	5.74	20.4	179,913	1.85	1.12	11
2012	6.10	0.10	0.16	0.26	(0.05)	(0.10)	(0.69)	(0.84)	0.00	5.52	4.6	161,415	1.68	1.14	15
2011	6.43	0.10	0.41	0.51	(0.06)	(0.01)	(0.77)	(0.84)	0.00	6.10	8.3	95,944	1.58	1.15	22
2010	6.49	0.12	0.66	0.78	(0.11)	—	(0.73)	(0.84)	0.00	6.43	13.3	41,440	1.97	1.18	19

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Notes to Financial Statements

1. Organization. The Gabelli Utilities Fund was organized on May 18, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 31, 1999. The Fund’s primary objective is to provide a high level of total return through a combination of capital appreciation and current income.

The Fund invests a high percentage of its assets in the utilities sector. As a result, the Fund may be more susceptible to economic, political, and regulatory developments, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Merchant Energy	$56,972,546	—	$0	$56,972,546
Other Industries (a)	2,146,003,261	—	—	2,146,003,261
COMMUNICATIONS (a)	705,287,878	—	—	705,287,878
OTHER (a)	228,404,926	—	—	228,404,926
Total Common Stocks	3,136,668,611	—	0	3,136,668,611
Convertible Preferred Stocks (a)	1,034,040	—	—	1,034,040
Warrants (a)	5,900,100	$447,563	—	6,347,663
U.S. Government Obligations	—	289,703,130	—	289,703,130
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$3,143,602,751	$290,150,693	$0	$3,433,753,444

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2014, the Fund held no investments in equity contract for difference swap agreements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2014, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to partnership adjustments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2014, reclassifications were made to decrease undistributed net investment income by $2,371,889 and increase distributions in excess of net realized gain on investments and foreign currency transactions by $6,264,865, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$47,497,828	$44,660,139
Long term capital gains	32,206,240	48,465,704
Return of capital	466,109,523	356,432,022

Total distributions paid	$545,813,591	$449,557,865

Since January 2000, the Fund has had a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend, and may cause such gains to be treated as ordinary income. Distributions

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate the distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$902,291,665

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2014, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$2,531,397,600	$996,355,224	$(93,999,380)	$902,355,844

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $442,939,919 and $253,097,275, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2014, the Fund paid brokerage commissions on security trades of $286,342 to G.research, Inc., an affiliate of the Adviser. Additionally the Distributor retained a total of $2,249,927 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2014, there were no borrowings under the line of credit.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The redemption fees retained by the Fund during the years ended December 31, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	50,179,017	$274,133,538	43,079,709	$242,485,938
Shares issued upon reinvestment of distributions	19,781,770	107,624,985	15,099,647	84,474,967
Shares redeemed	(45,195,413)	(244,069,432)	(35,616,131)	(200,165,427)

Net increase	24,765,374	$137,689,091	22,563,225	$126,795,478

Class A
Shares sold	66,665,561	$369,817,270	57,464,309	$328,072,944
Shares issued upon reinvestment of distributions	24,705,115	135,948,377	18,987,981	107,199,344
Shares redeemed	(55,048,437)	(303,534,833)	(51,286,397)	(291,237,530)

Net increase	36,322,239	$202,230,814	25,165,893	$144,034,758

Class B*
Shares issued upon reinvestment of distributions	—	—	155	$739
Shares redeemed	—	—	(3,675)	(18,212)

Net decrease	—	—	(3,520)	$(17,473)

Class C
Shares sold	57,994,704	$260,862,701	50,445,854	$241,661,767
Shares issued upon reinvestment of distributions	35,446,618	157,055,424	26,807,285	126,987,108
Shares redeemed	(49,962,085)	(221,121,463)	(44,087,536)	(210,034,942)

Net increase	43,479,237	$196,796,662	33,165,603	$158,613,933

Class I
Shares sold	22,152,441	$124,397,685	11,870,282	$68,384,117
Shares issued upon reinvestment of distributions	4,843,540	26,938,483	3,482,492	19,854,448
Shares redeemed	(10,974,432)	(61,036,066)	(13,301,349)	(76,146,499)

Net increase	16,021,549	$90,300,102	2,051,425	$12,092,066

*	Class B Shares were fully redeemed and closed on April 25, 2013.

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2014 is set forth below:

	Beginning Shares	Shares Sold	Ending Shares	Dividend Income	Realized Gain/ (Loss)	Value at December 31, 2014	Percent Owned of Shares Outstanding
Corning Natural Gas Holding Co.	325,032	-	325,032	$175,517	-	$6,679,408	13.35%

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. The Board of the Fund has determined that it is in the best interest of the Fund and its shareholders to implement a stock split whereby each class of shares of the Fund will be exchanged for one new share for every two shares currently held. The reverse stock split will take place on March 6, 2015.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Gabelli Utilities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Utilities Fund (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2015

The Gabelli Utilities Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utilities Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Trustee Age: 72	Since 1999	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)
INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 79	Since 1999	37	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 71	Since 1999	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Trustee Age: 72	Since 2000	4	Retired Senior Manager of the Gabelli- O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Trustee Age: 46	Since 2009	14	President of Advanced Polymer, Inc. (chemical wholesale company); President of KEN Enterprises, Inc.	—

Werner J. Roeder, MD Trustee Age: 74	Since 1999	23	Former Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli Utilities Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 63	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI UTILITIES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2014 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2014, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.073, $0.073, $0.073, and $0.073 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $32,206,240 or the maximum allowable. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2014, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.25% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Recharacterization, and Job Creation Act of 2010. The Fund designates 0.65% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2014 which was derived from U.S. Treasury securities was 0.23%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2014. The percentage of U.S. Government securities held as of December 31, 2014 was 8.47%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI UTILITIES FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango Secretary

Anthony J. Colavita President, Anthony J. Colavita, P.C.	Agnes Mullady Treasurer

Vincent D. Enright Former Senior Vice President and Chief Financial Officer,	Richard J. Walz Chief Compliance Officer

KeySpan Corp.

Mary E. Hauck

Former Senior

Portfolio Manager,

Gabelli-O’Connor Fixed

Income Mutual Fund

Management Co.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

DISTRIBUTOR G.distributors, LLC CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT State Street Bank and Trust Company LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q414AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,700 for 2013 and $29,500 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,892 for 2013 and $4,011 for 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns and fees relate to Passive Foreign Investment Company identification database subscription fees, billed on an annual basis.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $33,520 for 2013 and $37,645 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Utilities Fund

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/06/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/06/2015

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/06/2015

* Print the name and title of each signing officer under his or her signature.